Exhibit A
to
DEPOSIT AGREEMENT


THE RIGHT, IF ANY, OF THE
OWNER OF THE AMERICAN
DEPOSITARY SHARES EVIDENCED BY
THIS RECEIPT TO VOTE THE
DEPOSITED SECURITIES
REPRESENTED BY SUCH AMERICAN
DEPOSITARY SHARES IS GOVERNED
BY AND MAY BE LIMITED IN
ACCORDANCE WITH THE PROVISIONS
OF PARAGRAPH 18 OF THIS
AMERICAN DEPOSITARY RECEIPT


AMERICAN DEPOSITARY SHARES
(Each American Depositary
Share represents four (4)
deposited Shares)


THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR ALIEN BOARD SHARES
OF THE PAR VALUE THBH 10 EACH
OF SHINAWATRA SATELLITE
PUBLIC COMPANY LIMITED
(INCORPORATED UNDER THE LAWS
OF THE KINGDOM OF THAILAND)


The Bank of New York, as
depositary (hereinafter
called the Depositary),
hereby certifies that
_________________ or
registered assigns IS THE
OWNER OF ____________________


AMERICAN DEPOSITARY SHARES


representing deposited Alien
Board Shares, par value THBH
10 each (herein called
Shares), of Shinawatra
Satellite  Public Company
Limited, incorporated under
the laws of the Kingdom of
Thailand (herein called the
Company).  At the date
hereof, each American
Depositary Share represents
four (4) Shares which are ei-
ther deposited or subject to
deposit under the deposit
agreement at the Siam
Commercial Bank Public
Company Limited (herein
called the Custodian).  The
Depositarys Corporate Trust
Office is located at an ad-
dress different from that of
its principal executive
office.  Its Corporate Trust
Office is located at 101
Barclay Street, New York, New
York 10286, and its principal
executive office is located
at 48 Wall Street, New York,
New York 10286.

THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
NEW YORK  10286



1.	THE DEPOSIT AGREEMENT.
This American Depositary Re-
ceipt is one of an issue of
American Depositary Receipts
(herein called Receipts), all
issued and to be issued upon
the terms and conditions set
forth in the deposit
agreement, dated as of April
24, 1997 herein called the
Deposit Agreement), by and
among the Company, the
Depositary, and all Owners
and Holders from time to time
of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and
become bound by all the terms
and conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
Holders of the Receipts and
the rights and duties of the
Depositary in respect of the
Shares deposited thereunder
and any and all other
securities, property and cash
from time to time received in
respect of such Shares and
held thereunder (such Shares,
securities, property and cash
are herein called Deposited
Securities).  Copies of the
Deposit Agreement are on file
at the Depositarys Corporate
Trust Office in New York City
and at the office of the
Custodian.

	The statements made on the
face and reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of
the Deposit Agreement, to
which reference is hereby
made.  Capitalized terms used
but not defined herein shall
have the meanings set forth
in the Deposit Agreement.

2.	DEPOSIT OF SHARES.
Anything to the contrary con-
tained herein or in the
Deposit Agreement
notwithstanding, the only
type of Shares of the Company
that will be accepted for
deposit and that are
deliverable upon withdrawal
are those so-called Alien
Board Shares which are Shares
of the Company which may be
held and traded by non-Thai
nationals, or any equivalent
mechanism which clearly
defines the acquisition,
ownership and sale of Shares
by non-Thai nationals,
provided that if the Stock
Exchange of Thailand or the
government of the Kingdom of
Thailand introduces a change
which would allow non-Thai
nationals to own Shares other
than Alien Board Shares, or
any equivalent mechanism,
without violating any Thai
laws generally applicable
thereto, the Company in its
sole discretion may authorize
the Depositary in writing to
take advantage of such change
or liberalizing measure, by
allowing for the deposit of
such non-Alien Board Shares
or otherwise as shall be
determined in the sole dis-
cretion of the Company.

	Anything herein contained or
contained in the Deposit
Agreement to the contrary
notwithstanding, the number
of Shares on deposit under
the Deposit Agreement shall
not exceed 25% of the total
number of Shares outstanding
from time to time (which
total number of Shares
outstanding is currently
approximately 135,001,000
(One Hundred and Thirty-five
Million and One Thousand)),
and the Company shall from
time to time inform the
Depositary in writing of any
increase or decrease in such
total number; provided,
however, that, notwithstand-
ing any such decrease, the
Depositary shall be under no
obligation to cause a
corresponding decrease in the
number of Shares on deposit
under the Deposit Agreement.
 The Depositary shall not be
responsible for any change in
the number of Shares to be
accepted for deposit under
until it has received actual
notice of such change in
writing from the Company and
has had a reasonable
opportunity to so notify the
Custodian.

3.	SURRENDER OF RECEIPTS AND
WITHDRAWAL OF SHARES.  Upon
surrender of this Receipt at
the Corporate Trust Office of
the Depositary, and upon
payment of the fee of the
Depositary provided in this
Receipt, and subject to the
terms and conditions of the
Deposit Agreement, the Owner
hereof is entitled to
delivery, to him or upon his
order, of the amount of
Deposited Securities at the
time represented by the
American  Depositary Shares
for which this Receipt is
issued.  Delivery of such
Deposited Securities may be
made by the delivery of
(i)(a) certificates in the
name of the Owner hereof or
as ordered by him or (b)
certificates properly
endorsed or accompanied by
proper instruments of
transfer to the Owner hereof
or as ordered by him and (ii)
any other securities,
property and cash to which
the Owner hereof is then
entitled to in respect of
such Receipt.  Such delivery
will be made at the option of
the Owner hereof, either at
the office of the Custodian
or at the Corporate Trust
Office of the Depositary,
provided that the forwarding
of certificates for Shares or
other Deposited Securities
for such delivery at the
Corporate Trust Office of the
Depositary shall be at the
request, risk and expense of
the Owner hereof.

4.	TRANSFERS, SPLIT-UPS AND
COMBINATIONS OF RECEIPTS.
The transfer of this Receipt
is registrable on the books
of the Depositary at its Cor-
porate Trust Office by the
Owner hereof in person or by
duly authorized attorney,
upon surrender of this
Receipt at its Corporate
Trust Office properly
endorsed for transfer or
accompanied by a proper
instrument or instruments of
transfer and funds sufficient
to pay any applicable trans-
fer taxes and the fees and
expenses of the Depositary
and upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, representing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution
and delivery, registration of
transfer, split-up,
combination or surrender of
any Receipt, the delivery of
any distribution thereon, or
withdrawal of any Deposited
Securities, the Depositary,
the Custodian or any
Registrar or co-Registrar may
require payment from the
depositor of Shares or the
presentor of the Receipt of a
sum sufficient to reimburse
it for any tax or other
governmental  charge and any
stock transfer or
registration fee with respect
thereto (including any such
tax or charge or fee with re-
spect to Shares being
deposited or withdrawn) and
payment of any applicable
fees as provided in this
Receipt, may require the
production of proof
satisfactory to it as to the
identity and genuineness of
any signature and may also
require compliance with such
regulations, if any, as the
Depositary may establish
consistent with the
provisions of the Deposit
Agreement or this Receipt,
including, without
limitation, Paragraph 24 of
this Receipt.

	After consultation with the
Company, the delivery of
Receipts against deposits of
Shares generally or against
deposits of particular Shares
may be suspended, or the
registration of transfer of
Receipts in particular
instances may be refused, or
the registration of transfer
of outstanding Receipts
generally may be suspended,
during any period when the
transfer books of the
Depositary or the Company
(or, if applicable, of the
Foreign Registrar,
specifically, the Share
Depository Center) are
closed, or if any such action
is deemed necessary or
advisable by the Depositary
or the Company at any time or
from time to time because of
any requirement of law or of
any government or governmen-
tal body or commission, or
under any provision of the
Deposit Agreement or this
Receipt, or for any other
reason subject to Paragraph
24 hereof.  The surrender of
outstanding Receipts and
withdrawal of Deposited
Securities may not be
suspended subject only to (i)
temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, (ii)
the payment of fees, taxes
and similar charges, and
(iii) compliance with any
United States or foreign laws
or governmental regulations
relating to the Receipts or
to the withdrawal of the
Deposited Securities.
Without limitation of the
foregoing, the Depositary
shall not knowingly accept
for deposit under the Deposit
 Agreement any Shares
required to be registered
under the provisions of the
Securities Act of 1933 and
the rules and regulations
promulgated thereunder,
unless a registration
statement is in effect as to
such Shares.

5.	LIABILITY OF OWNER FOR
TAXES AND OTHER CHARGES.  If
any tax or other governmental
charges shall become payable
by the Depositary or a
Custodian with respect to any
Receipt or any Deposited
Securities represented by the
American Depositary Shares
evidenced hereby, the amount
of such tax or other
governmental charges shall be
payable to the Depositary by
the Owner hereof.  The
Depositary may refuse and the
Company shall be under no
obligation, to effect the
registration of any transfer
of this Receipt or any
withdrawal of Deposited
Securities represented hereby
until such payment is made,
and may withhold any
dividends or other
distributions, or may sell
for the account of the Owner
hereof any part or all of the
Deposited Securities
represented by this Receipt,
and may apply such dividends
or other distributions or the
proceeds of any such sale in
payment of such tax or other
governmental charge and the
Owner hereof shall remain
liable for any deficiency.

6.	DISCLOSURE OF INTERESTS.
The Company may from time to
time request Owners or former
Owners to provide information
as to the capacity in which
such Owners own or owned
Receipts and regarding the
identity of any other Persons
then or previously interested
in such Receipts and the
nature of such interest and
various other matters.  Each
Owner agrees to provide any
information requested by the
Company or the Depositary
pursuant to this Paragraph 6
and Section 3.04 of the
Deposit Agreement whether or
not such Person is still an
Owner at the time of such
request.  The Depositary
agrees to use reasonable
efforts to comply with
written instructions received
from the Company requesting
that the Depositary forward
any such requests to the Own-
ers  and to forward to the
Company any such responses to
such requests received by the
Depositary.

7.	WARRANTIES OF DEPOSITORS.
 Every Person depositing
Shares hereunder and under
the Deposit Agreement shall
be deemed thereby to
represent and warrant that
such Shares and each
certificate therefor are
validly issued, fully paid,
non-assessable and free of
any pre-emption rights of the
holders of outstanding Shares
and that the Person making
such deposit is duly
authorized so to do.  Every
such Person shall also be
deemed to represent that the
deposit of Shares or sale of
Receipts by such Person is
not restricted under the
Securities Act of 1933.  Such
representations and
warranties shall survive the
deposit of such Shares and
issuance of such Receipts.

8.	FILING PROOFS,
CERTIFICATES AND OTHER
INFORMATION.  Any Person
presenting Shares for deposit
or any Owner of a Receipt may
be required from time to time
to file such proof of
citizenship or residence, ex-
change control approval, the
identity of the Person
legally or beneficially
interested in the Receipt and
the nature of such interest,
or such information relating
to the registration on the
books of the Company (or of
the appointed agent of the
Company for transfer and
registration of Shares, which
may be, but need not be, the
Foreign Registrar,
specifically, the Share
Depository Center) of the
Shares presented for deposit
or other information, and to
execute such certificates and
to make such representations
and warranties, as the De-
positary or the Company may
deem necessary or proper.
The Depositary may withhold
the delivery or registration
of transfer of any Receipt or
the distribution or sale of
any dividend or other
distribution of rights or of
the proceeds thereof or the
delivery of any Deposited
Securities until such proof
or other information is filed
or such certificates are ex-
ecuted or such representa-
tions and warranties made.
The Depositary shall, upon
the  request and at the
expense of the Company,
provide the Company in a
timely manner with copies of
all such proofs, certificates
and written representations
and warranties provided to
the Depositary under this
Paragraph 8 and Section 3.01
of the Deposit Agreement.  No
Share shall be accepted for
deposit unless accompanied by
evidence satisfactory to the
Depositary (which may be an
opinion of counsel) that any
necessary approval has been
granted by the governmental
body in the Kingdom of
Thailand, if any, which is
then performing the function
of the regulation of currency
exchange control

9.	CHARGES OF DEPOSITARY.
The Company agrees to pay the
fees and reasonable expenses
of the Depositary and those
of any Registrar only in
accordance with agreements in
writing entered into between
the Depositary and the
Company from time to time.
The Depositary shall present
its statement for such
charges and expenses to the
Company once every three
months.  The charges and
expenses of the Custodian are
for the sole account of the
Depositary.

	The following charges shall
not be payable by the Company
but shall be incurred by any
Person depositing or
withdrawing Shares or by any
Person surrendering Receipts
or to whom Receipts are
issued (including, without
limitation, issuance pursuant
to a stock dividend or stock
split declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.03 of
the Deposit Agreement),
whichever applicable:  (i)
the fees of the Depositary
for the execution and deliv-
ery of Receipts pursuant to
Section 2.03 of the Deposit
Agreement, the execution and
delivery of Receipts pursuant
to Section 4.03 of the De-
posit Agreement, the
surrender of Receipts
pursuant to Section 2.05 of
the Deposit Agreement, and
the making of any cash
distribution pursuant  to the
Deposit Agreement, including
but not limited to Sections
4.01 through 4.04 thereof,
(ii) taxes and other govern-
mental charges, (iii) such
registration fees as may from
time to time be in effect for
the registration of transfers
of Shares generally on the
share register of the Company
or Foreign Registrar
(including the Share
Depository Center) and
applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee
on the making of deposits or
withdrawals under the Deposit
Agreement, (iv) such cable,
telex and facsimile
transmission expenses as are
expressly provided for in the
Deposit Agreement, (v) such
reasonable and customary
expenses as are incurred by
the Depositary in the
conversion of foreign
currency pursuant to Section
4.05 of the Deposit
Agreement, (vi) a fee not in
excess of US$5.00 per 100
American Depositary Shares
(or portion thereof) for the
issuance or surrender,
respectively, of a Receipt,
(vii) a fee of US$.02 or less
per American Depositary Share
(or portion thereof) for any
cash distribution made
pursuant to the Deposit
Agreement including but not
limited to Sections 4.01
through 4.04, and (viii) a
fee not in excess of US$1.50
per certificate for a Receipt
or Receipts for transfers
made pursuant to the terms of
the Deposit Agreement.

	The Depositary, subject to
Section 2.09 of the Deposit
Agreement and Paragraph 10
hereof, may own and deal in
any class of securities of
the Company and its
affiliates and in Receipts.

10.	PRE-RELEASE OF SHARES AND
RECEIPTS.  In its capacity as
Depositary, the Depositary
will lend neither the Shares
held under the Deposit
Agreement nor the Receipts;
provided, however, that the
Depositary reserves the right
to (i) execute and deliver
Receipts prior to the receipt
of Shares pursuant to Section
2.02 of the Deposit Agreement
and (ii) deliver Shares prior
to the receipt and
cancellation of  Receipts
pursuant to Section 2.05 of
the Deposit Agreement,
including Receipts which were
issued under (i) above but
for which Shares may not have
been received.  The
Depositary may receive
Receipts in lieu of Shares
under (i) above and receive
Shares in lieu of Receipts
under (ii) above.  Each such
transaction will be (a)
preceded or accompanied by a
written representation from
the Person to whom Receipts
or Shares are to be delivered
that such Person, or its
customer, owns the Shares or
Receipts to be remitted, as
the case may be, (b) at all
times fully collateralized
with cash or such other col-
lateral as the Depositary
deems appropriate, (c)
terminable by the Depositary
on not more than five
business days notice, and (d)
subject to such further
indemnities and credit regu-
lations as the Depositary
deems appropriate.  The De-
positary will normally limit
the number of Receipts and
Shares involved in such
transactions at any one time
to 30% of the American
Depositary Shares outstanding
(without giving effect to
American Depositary Shares
evidenced by Receipts
outstanding under (i) above),
or Shares held under the De-
posit Agreement, respec-
tively; provided, however,
that the Depositary reserves
the right to change or
disregard such limit from
time to time as it deems
appropriate.  The Depositary
will also set limits with
respect to the number of Re-
ceipts and Shares involved in
transactions to be undertaken
under the Deposit Agreement
with any one Person on a case
by case basis as it deems
appropriate.

	The Depositary may retain for
its own account any
compensation received by it
in connection with the
foregoing.

11.	TITLE TO RECEIPTS.  It is
a condition of this Receipt
and every successive Owner
and Holder of this Receipt by
accepting or holding the same
consents and agrees, that
title to this Receipt (and to
each American Depositary
Share evidenced hereby) when
such Receipt is properly en-
dorsed or accompanied by
proper instrument or
instruments of transfer, is
transferable by delivery with
the same effect as in the
case of a negotiable
instrument under the law of
the State of New York;
provided, however, that the
Company and the Depositary,
notwithstanding any notice to
the contrary, may treat the
Person in whose name this
Receipt is registered on the
books of the Depositary as
the absolute Owner hereof for
the purpose of determining
the Person entitled to any
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement and for all
other purposes and neither
the Depositary nor the
Company shall have any
obligation or be subject to
any liability under the
Deposit Agreement or this
Receipt to any Holder of a
Receipt unless such Holder is
the Owner hereof.

12.	VALIDITY OF RECEIPT.  This
Receipt shall not be entitled
to any benefits under the
Deposit Agreement or be valid
or obligatory for any
purpose, unless this Receipt
shall have been executed by
the Depositary by the manual
signature of a duly
authorized signatory;
provided, however that such
signature may be a facsimile
if a Registrar for Receipts
shall have been appointed and
such Receipts are
countersigned by the manual
or facsimile signature of a
duly authorized officer of
the Registrar.

13.	REPORTS; INSPECTION OF
TRANSFER BOOKS, ETC.  The
Company currently furnished
the United States Securities
and Exchange Commission
(hereinafter called the
Commission) with certain
public reports and documents
required by foreign law or
otherwise under Rule 12g3-
2(b) under the Securities
Exchange Act of 1934.  Such
reports and communications
will be available for
inspection and copying at the
public reference facilities
maintained by the Commission
located at 450 Fifth Street,
N.W., Washington, DC 20549.

 	The Depositary will make
available for inspection
by Owners at its Corporate
Trust Office (i) the
Deposit Agreement and (ii)
any reports and
communications, including
any proxy soliciting
material, received from
the Company which are both
(a) received by the
Depositary as the holder
of the Deposited
Securities and (b) made
generally available to the
holders of such Deposited
Securities by the Company.

	The Depositary will keep
books for the registration of
Receipts and transfers of
Receipts which at all
reasonable times shall be
open for inspection by the
Owners, provided that such
inspection shall not be for
the purpose of communicating
with the Owners in the
interest of a business or
object other than the
business of the Company or a
matter related to the Deposit
Agreement or the Receipts.
To the extent required under
Rule 12g3-2(b) or otherwise
under the Securities Exchange
Act of 1934, such reports and
communications, including any
such proxy soliciting ma-
terial, furnished to the
Depositary by the Company
shall be furnished in English
or, where permitted by such
Rule, summarized in English.

14.	DIVIDENDS AND
DISTRIBUTIONS.  Whenever the
Depositary receives any cash
dividend or other cash
distribution by the Company
on any Deposited Securities,
the Depositary will, if at
the time of receipt thereof
any amounts received in a
foreign currency can in the
judgment of the Depositary be
converted on a reasonable
basis into Dollars
transferable to the United
States of America, and
subject to the Deposit
Agreement, convert such
dividend or distribution into
Dollars and will distribute
promptly the amount thus
received (net of the fees of
the Depositary as provided in
Paragraph 9 which shall be
solely the obligation of the
Owners entitled to such
dividend or distribution) to
the Owners entitled thereto,
in proportion to the number
of American Depositary Shares
representing such Deposited
Securities held by them,
respectively; provided,
however, that in the event
that the Depositary or the
Company is required to
withhold and does withhold
from any cash dividend or
other cash distribution in
respect of any Deposited
Securities an amount on
account of taxes or other
governmental charges, the
amount distributed to the
Owners on the American
Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.  The Depositary
shall distribute only such
amount, however, as can be
distributed without
attributing to any Owner a
fraction of one cent.  Any
such fractional amounts shall
be rounded to the nearest
whole cent and so distributed
to Owners entitled thereto.
The Company or its agent
shall remit to the ap-
propriate governmental agency
in the Kingdom of Thailand
all amounts withheld and
owing to such agency.  The
Depositary shall remit to the
appropriate governmental
agency in the United States
of America all amounts
withheld and owing to such
agency.  The Depositary shall
forward to the Company or its
agent such information from
its records as the Company
may request to enable the
Company or its agent to file
necessary reports with
governmental authorities or
agencies.

	Subject tot he provisions of
the Deposit Agreement,
whenever the Depositary
receives any distribution
other than a distribution
described in Sections 4.01,
4.03 or 4.04 of the Deposit
Agreement, the Depositary
shall cause the securities or
property received by it to be
distributed to the Owners
entitled thereto, in
proportion to the number of
American Depositary Shares
representing such Deposited
Securities held by them
respectively, in any manner
that the Depositary may deem
equitable and practicable for
accomplishing such
distribution; provided,
however, that if in the
opinion of the Depositary
such distribution cannot be
made proportionately among
the Owners entitled thereto,
or if for any other reason
(including, but not limited
to, any requirement that the
Company, a Custodian or the
Depositary withhold an amount
on account of taxes or other
governmental  charges or that
such securities must be
registered under the
Securities Act of 1933 in
order to be distributed to
Owners or Holders) the
Depositary deems such
distribution not to be
feasible, the Depositary may
adopt such method as it may
deem equitable and
practicable for the purpose
of effecting such
distribution, including, but
not limited to, the public or
private sale of the securi-
ties or property thus
received, or any part
thereof, and the net proceeds
of any such sale (net of the
fees of the Depositary as
provided in Paragraph 9)
shall be distributed by the
Depositary to the Owners
entitled thereto as in the
case of a distribution
received in cash.

	If any distribution upon any
Deposited Securities consists
of a dividend in, or free
distribution of, Shares, the
Depositary may and shall if
the Company shall so request,
distribute to the Owners of
outstanding Receipts entitled
thereto, additional Receipts
for an aggregate number of
American Depositary Shares
representing the amount of
Shares received as such
dividend or free
distribution.  In lieu of
delivering Receipts for
fractional American
Depositary Shares in any such
case, the Depositary will
sell the amount of Shares
represented by the aggregate
of such fractions and
distribute the net proceeds
in Dollars, all in the manner
and subject to the conditions
set forth in the Deposit
Agreement.  If additional
Receipts are not so
distributed, each American
Depositary Share shall
thenceforth also represent
its proportionate interest in
the additional Shares
distributed upon the
Deposited Securities
represented thereby.

	In connection with any
distribution to Owners, the
Company or its agent, the
Depositary or its agent, as
appropriate, will remit to
the appropriate governmental
authority or agency all
amounts, if any, required to
be withheld by the Company,
the Depositary or the
Custodian and owing to such
authority or agency.  In the
event that the Depositary
determines that any
distribution in property
(including  Shares and rights
to subscribe therefor) is
subject to any tax which the
Depositary is obligated to
withhold, the Depositary may
dispose of all or a portion
of such property (including
Shares and rights to
subscribe therefor) in such
amounts and in such a manner
as the Depositary deems
necessary and practicable to
pay any such taxes, by public
or private sale, and the
Depositary shall distribute
the net proceeds of any such
sale after deduction of such
taxes to the Owners entitled
thereto in proportion to the
number of American Depositary
Shares held by them
respectively and the
Depositary shall distribute
any unsold balance of such
property in accordance with
the provisions of this
Receipt and the Deposit
Agreement.

	The Depositary shall use
reasonable efforts but
without expense to the
Depositary to make and
maintain arrangements
enabling Owners who are
citizens or residents of the
United States of America to
receive any tax credits or
other benefits (pursuant to
treaty or otherwise) relating
to dividend payments on the
American Depositary Shares.

15.	RIGHTS.  In the event that
the Company shall offer or
cause to be offered to the
holders of any Deposited
Securities any rights to sub-
scribe for additional Shares
or any rights of any other
nature, the Depositary, after
consultation with the
Company,  shall have discre-
tion as to the procedure to
be followed in making such
rights available to any
Owners entitled thereto or in
disposing of such rights on
behalf of such Owners and
making the net proceeds
available in Dollars to such
Owners or, if by the terms of
such rights offering or by
reason of applicable law, the
Depositary may neither make
such rights available to any
Owners nor dispose of such
rights and make the net
proceeds available to such
Owners, then the Depositary
shall allow the rights to
lapse; provided, however,
that if at the time of the
offering of any rights the
Depositary determines in its
 discretion that it is lawful
and feasible to make such
rights available to all
Owners or to certain Owners
but not to other Owners, the
Depositary may distribute to
any Owner to whom it
determines the distribution
to be lawful and feasible, in
proportion to the number of
American Depositary Shares
held by such Owner, warrants
or other instruments therefor
in such form as it deems
appropriate.  If the
Depositary determines in its
discretion that it is not
lawful and feasible to make
such rights available to
certain Owners, it may sell
the rights, warrants or other
instruments in proportion to
the number of American De-
positary Shares held by the
Owners to whom it has
determined it may not
lawfully or feasibly make
such rights available, and
allocate the net proceeds of
such sales (net of the fees
of the Depositary as provided
in Section 5.09 of the
Deposit Agreement and all
taxes and governmental
charges payable in connection
with such rights and subject
to the terms and conditions
of this Receipt and of the
Deposit Agreement) for the
account of such Owners
otherwise entitled to such
rights, warrants or other
instruments, upon an averaged
or other practical basis
without regard to any
distinctions among such
Owners because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.  The Depositary
shall not be responsible for
any failure to determine that
it may be lawful or feasible
to make such rights available
to Owners in general or any
Owner in particular.

	If an Owner of Receipts
requests the distribution of
warrants or other instruments
in order to exercise the
rights allocable to the
American Depositary Shares of
such Owner under the Deposit
Agreement, the Depositary
will make such rights
available to such Owner upon
written notice from the
Company to the Depositary
that (i) the Company has
elected in its sole
discretion to permit such
rights to be exercised and
(ii) such Owner has executed
such documents as the Company
has determined in its sole
discretion are reasonably
required  under applicable
law.  Upon instruction
pursuant to such warrants or
other instruments to the
Depositary from such Owner to
exercise such rights, upon
payment by such Owner to the
Depositary for the account of
such Owner of an amount equal
to the purchase price of the
Shares to be received upon
the exercise of the rights,
and upon payment of the fees
of the Depositary as set
forth in such warrants or
other instruments, the
Depositary shall, on behalf
of such Owner, exercise the
rights and purchase the
Shares, and the Company shall
cause the Shares so purchased
to be delivered to the
Depositary on behalf of such
Owner.  As agent for such
Owner, the Depositary will
cause the Shares so purchased
to be deposited pursuant to
Section 2.02 of the Deposit
Agreement, and shall,
pursuant to Section 2.03 of
the Deposit Agreement,
execute and deliver to such
Owner Restricted Receipts.

	If registration under the
Securities Act of 1933 or any
other applicable law of the
securities to which any
rights relate is required in
order for the Company to
offer such rights to Owners
and sell the securities
received upon the exercise of
such rights to Owners, the
Depositary will not offer
such rights to Owners unless
and until such a registration
statement is in effect, or
unless the offering and sale
of such rights or securities
to Owners of such Receipts is
exempt from registration
under the provisions of such
Act.  The Company shall have
no obligation to register
such rights or such
securities under the
Securities Act of 1933.

16.	CONVERSION OF FOREIGN
CURRENCY.  Whenever the
Depositary shall receive
foreign currency, by way of
dividends or other
distributions or as the net
proceeds from the sale of
securities, property or
rights, and if at the time of
the receipt thereof the
foreign currency so received
can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars
and the resulting Dollars
distributed to the  Owners
entitled thereto, the
Depositary shall promptly
convert or cause to be
converted, by sale or in any
other manner that it may
determine, such foreign cur-
rency into Dollars, and such
Dollars (net of any
reasonable and customary
conversion expenses of the
Depositary) shall be promptly
distributed to the Owners
entitled thereto or, if the
Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof
to such Dollars, then to the
holders of such warrants
and/or instruments upon
surrender thereof for
cancellation in whole or in
part depending upon the terms
of such warrants and/or
instruments.  Such
distribution shall be made in
proportion to the number of
American Depositary Shares
representing Deposited Secu-
rities held respectively by
such Owners and entitling
them to such Dollars.  Such
distribution may be made upon
an averaged or other practi-
cable basis without regard to
any distinctions among Owners
on account of exchange
restrictions or otherwise.

	If such conversion or
distribution can be effected
only with the approval or
license of any government or
agency thereof, the
Depositary shall file such
application for approval or
license, if any, as it may
deem desirable.

	If at any time the Depositary
shall determine that in its
judgment any foreign currency
received by the Depositary is
not convertible on a
reasonable basis into Dollars
distributable to Owners
entitled thereto, or if any
approval or license of any
government or agency thereof
which is required for such
conversion is denied or in
the reasonable opinion of the
Depositary is not obtainable,
or if any such approval or
license is not obtained
within a reasonable period as
determined by the Depositary,
the Depositary may distribute
the foreign currency (or an
appropriate document
evidencing the  right to
receive such foreign
currency) received by the De-
positary to, or in its
discretion may hold such
foreign currency for the
respective accounts of, the
Owners entitled to receive
the same.

	If any such conversion of
foreign currency, in whole or
in part, cannot be effected
for distribution to some Own-
ers entitled thereto, the
Depositary may in its
discretion make such
conversion and distribution
in Dollars to the extent
permissible to the Owners
entitled thereto and may dis-
tribute the balance of the
foreign currency received by
the Depositary to, or hold
such balance for the
respective accounts of, the
Owners entitled thereto.

17.	RECORD DATES.  Whenever
any cash dividend or other
cash distribution shall
become payable or any
distribution other than cash
shall be made, or whenever
rights shall be issued with
respect to the Deposited
Securities, or whenever for
any reason the Depositary
causes a change in the number
of Deposited Securities that
are represented by each
American Depositary Share, or
whenever the Depositary shall
receive notice of any meeting
of holders of Shares or other
Deposited Securities, the
Depositary will fix a record
date after consultation with
the Company if such record
date is different from the
record date applicable to the
Deposited Securities, for the
determination of the Owners
who will be entitled, as the
case may be, to receive such
dividend, distribution or
rights, or the net proceeds
of the sale thereof, or to
give instructions for the
exercise of voting rights (if
any) at any such meeting, or
for fixing the date on or
after which each American
Depositary Share will
represent the changed number
of Shares, subject to the
provisions of the Deposit
Agreement.

18.	VOTING OF DEPOSITED
SECURITIES.  Until the
Depositary receives written
notice from the Company to
the contrary,  Owners of
American Depositary Shares
represented by Shares will
not be entitled to instruct
the Depositary as to the
exercise of voting rights
pertaining to such Shares,
and the Depositary shall
instead give a discretionary
proxy for such Shares to a
person designated by the
Company.  Upon receipt by the
Depositary of such notice to
the contrary, then and
thereafter the remaining
provisions of this paragraph
shall apply.

	(i)  As soon as practicable,
unless otherwise instructed
by the Company, after receipt
of notice of any meeting or
solicitation of consents or
proxies of holders of Shares
or other Deposited
Securities, the Depositary
shall mail to the Owners a
notice containing (a) such
information as is contained
in the notice received by the
Depositary, (b) a statement
that each Owner at the close
of business on a specified
record date will be entitled,
subject to applicable law and
the provisions of the
Memorandum and Articles of
Association of the Company
and the terms of or governing
Deposited Securities, to
instruct the Depositary as to
the exercise of voting
rights, if any, pertaining to
the Deposited Securities
represented by the American
Depositary Shares evidenced
by such Owners Receipts and
(c) a statement as to the
manner in which such in-
structions may be given,
including, when applicable,
an express indication that
instructions may be given
(or, if applicable, deemed
given in accordance with
clause (ii) of this Paragraph
18, if no instruction is
received) to the Depositary
to give a discretionary proxy
to a Person designated by the
Company.  Upon the written
request of an Owner on such
record date, received on or
before the date established
by the Depositary for such
purpose, the Depositary shall
endeavor insofar as
practicable and permitted
under applicable law and the
provisions of the Memorandum
and Articles of Association
of the Company and the terms
of or governing Deposited
Securities to vote or cause
to be voted  the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owners
Receipts in accordance with
any nondiscretionary
instructions set forth in
such request, including the
instruction to give a
discretionary proxy to a
Person designated by the
Company.  The Depositary
shall not, and the Depositary
shall ensure that each Custo-
dian or any of its nominees
shall not, exercise any
voting discretion over any
Deposited Securities.

	(ii)  If after complying with
the procedures set forth in
this Paragraph the Depositary
does not receive instructions
from the Owner of a Receipt
on or before the date
established by the Depositary
for such purpose, the Deposi-
tary shall give a
discretionary proxy for the
Shares evidenced by such
Receipt to a Person
designated by the Company.

19.	CHANGES AFFECTING
DEPOSITED SECURITIES.  Upon
any change in nominal value,
change in par value, split-
up, consolidation, or any
other reclassification of
Deposited Securities, or upon
any recapitalization,
reorganization, merger or
consolidation or sale of
assets affecting the Company
or to which it is a party,
any securities which shall be
received by the Depositary or
a Custodian in exchange for
or in conversion of or in
respect of Deposited
Securities shall be treated
as new Deposited Securities
under the Deposit Agreement,
and American Depositary
Shares shall thenceforth
represent (in addition to
existing Deposited
Securities), the new
Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered
pursuant to the following
sentence.  In any such case
the Depositary may, upon
consultation with the
Company, and shall, if the
Company shall so request,
execute and deliver
additional Receipts as in the
case of a dividend on the
Shares, or call for the
surrender of outstanding
Receipts to be exchanged for
new Receipts specifically
describing such new Deposited
Securities.

 20.	LIABILITY OF DEPOSITARY
AND COMPANY.  Neither the
Depositary nor the Company
shall incur any liability
to any Owner or Holder, if
by reason of any provision
of any present or future
law of the United States
of America or the Kingdom
of Thailand or any other
country, or of any other
governmental or regulatory
authority, stock exchange
or NASDAQ, or by reason of
any provisions, present or
future, of the Memorandum
or Articles of Association
of the Company, or by
reason of any terms of any
securities issued or
distributed by the
Company, or any offering
or distribution thereof,
or by reason of any act of
God or war or other
circumstances beyond their
control, the Depositary or
the Company shall be pre-
vented, delayed or
forbidden from doing or
performing any act or
thing contemplated by the
terms of the Deposit
Agreement; nor shall the
Depositary or the Company
incur any liability to any
Owner or Holder by reason
of any non-performance or
delay, caused as
aforesaid, in the
performance of any act or
thing contemplated by the
terms of the Deposit
Agreement, or by reason of
any exercise of, or
failure to exercise, any
discretion provided for in
the Deposit Agreement.
Where, by the terms of a
distribution pursuant to
Sections 4.01, 4.02 or
4.03 of the Deposit
Agreement, or an offering
or distribution pursuant
to Section 4.04 of the
Deposit Agreement, or
because of applicable law,
such distribution or
offering may not be made
available to all or
certain Owners, and the
Depositary may not dispose
of such distribution or
offering on behalf of such
Owners and make the net
proceeds available to such
Owners, then the
Depositary shall not make
such distribution or
offering, and shall allow
any rights, if applicable,
to lapse, without any
liability to the
Depositary or the Company
to any Owner or Holder or
any other Person.  Neither
the Company nor the
Depositary assumes any
obligation or shall be
subject to any liability
under the Deposit
Agreement to Owners or
Holders, except that they
agree to use their best
judgment and to act in
good faith in the
performance of such duties
as are specifically set
forth in  the Deposit
Agreement.  The Depositary
shall not be subject to
any liability with respect
to the validity or worth
of the Deposited
Securities.  Neither the
Depositary nor the Company
shall be under any
obligation to appear in,
prosecute or defend any
action, suit or other
proceeding in respect of
any Deposited Securities
or in respect of the
Receipts, which in its
opinion may involve it in
expense or liability,
unless indemnity sat-
isfactory to it against
all expense and liability
be furnished as often as
may be required, and the
Custodian shall not be
under any obligation
whatsoever with respect to
such proceedings, the
responsibility of the
Custodian being solely to
the Depositary.  Neither
the Depositary nor the
Company shall be liable
for any action or non-
action by it in reliance
upon the advice of or
information from legal
counsel, accountants, any
Person presenting Shares
for deposit, any Owner or
Holder, or any other
Person believed by it in
good faith to be competent
to give such advice or in-
formation including but
not limited to, any such
action or non-action based
upon any written notice,
request, direction or
other document believed by
it to be genuine and to
have been signed or
presented by the proper
party or parties.  The
Depositary shall not be
responsible for any
failure to carry out any
instructions to vote any
of the Deposited Secu-
rities, or for the manner
in which any such vote is
cast or the effect of any
such vote, provided that
any such action or non-
action is in good faith.
The Depositary shall not
be liable for any acts or
omissions made by a
successor depositary
whether in connection with
a previous act or omission
of the Depositary or in
connection with any matter
arising wholly after the
removal or resignation of
the Depositary, provided
that the Depositary
exercised its best
judgment and good faith
while it acted as
Depositary.  The Company
agrees to indemnify the
Depositary and any Cus-
todian and any of their
respective directors,
employees, agents and af-
filiates against, and hold
each of them harmless
from, any liability or
expense which may arise
out of acts performed or
omitted,  in accordance
with the provisions of the
Deposit Agreement and of
the Receipts, as the same
may be amended, modified
or supplemented from time
to time, (i) by either the
Depositary or any
Custodian or any of their
respective directors, em-
ployees, agents or
affiliates, except for any
liability or expense
arising out of the
negligence or bad faith of
any of them, or (ii) by
the Company or any of its
directors, employees, duly
authorized agents and
affiliates.  The
Depositary agrees to
indemnify the Company, its
directors, employees,
agents and affiliates and
hold them harmless from
any liability or expense
which may arise out of
acts performed or omitted
by the Depositary or any
Custodian or their
respective directors,
employees, agents and
affiliates arising out of
the negligence or bad
faith of any of them.

	No disclaimer of liability
under the Securities Act of
1933 is intended by any
provision of the Deposit
Agreement.

	Any Person seeking
indemnification under the
Deposit Agreement (an in-
demnified person) shall
notify the Person from whom
it is seeking indemnification
(the indemnifying person) of
a commencement of any
indemnifiable action or claim
promptly after such
indemnified person becomes
aware of such commencement
and shall consult in good
faith with the indemnifying
person as to the conduct of
the defense of such action or
claim, which defense shall be
reasonable under the
circumstances.  No
indemnified person shall
compromise or settle any
action or claim without the
consent of the indemnifying
person.

21.	RESIGNATION AND REMOVAL OF
DEPOSITARY; APPOINTMENT OF
SUCCESSOR CUSTODIAN.  The
Depositary may at any time
resign as Depositary under
the Deposit Agreement by
written notice of its
election so to do delivered
to the Company, such
resignation to take effect
upon the appointment of a
successor depositary and its
acceptance of such
appointment as provided in
the Deposit Agreement.  The
Depositary may at any time be
removed by the Company by
written notice of such
removal, effective upon the
appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.

	In case at any time the
Depositary acting under the
Deposit Agreement shall
resign or be removed, the
Company shall use its best
efforts to appoint a suc-
cessor depositary, which
shall be a bank or trust
company having an office in
the Borough of Manhattan, The
City of New York.  Every
successor depositary shall
execute and deliver to its
predecessor and to the Com-
pany an instrument in writing
accepting its appointment
under the Deposit Agreement,
and thereupon such successor
depositary, without any
further act or deed, shall
become fully vested with all
the rights, powers, duties
and obligations of its
predecessor; but such
predecessor, nevertheless,
upon payment of all sums due
it and on the written request
of the Company shall execute
and deliver an instrument
transferring to such succes-
sor all rights and powers of
such predecessor under the
Deposit Agreement, shall duly
assign, transfer and deliver
nominal ownership in the
Deposited Securities to such
successor with the beneficial
ownership to remain vested in
the Owners, and shall deliver
to such successor a list of
the Owners of all outstanding
Receipts.  Any such successor
depositary shall promptly
mail notice of its
appointment to the Owners.

	Any corporation into or with
which the Depositary may be
merged or consolidated shall
be the successor of the De-
positary without the ex-
ecution or filing of any
document or any further act.
 Whenever the Depositary in
its discretion determines
that it is in the best
interest of the Owners to do
so, it may appoint a
substitute or additional
custodian or custodians.

 22.	AMENDMENT.  The form of
the Receipts and any
provisions of the Deposit
Agreement may at any time
and from time to time be
amended by agreement
between the Depositary and
the Company in any respect
which they may deem
necessary or desirable.
Any amendment which shall
impose or increase any
fees or charges (other
than taxes and other
governmental charges), or
which shall otherwise
prejudice any substantial
existing right of Owners,
shall, however, not become
effective as to
outstanding Receipts until
the expiration of 30 days
after notice of such
amendment shall have been
given to the Owners of
outstanding Receipts.
Every Owner and Holder at
the time any amendment so
becomes effective shall be
deemed, by continuing to
hold such Receipt, to
consent and agree to such
amendment and to be bound
by the Deposit Agreement
as amended thereby.  In no
event shall any amendment
impair the right of the
Owner of any Receipt to
surrender such Receipt and
receive therefor the
Deposited Securities
represented thereby except
in order to comply with
mandatory provisions of
applicable law.

23.	TERMINATION OF DEPOSIT
AGREEMENT.  The Depositary
will at any time at the
direction of the Company
terminate the Deposit
Agreement by mailing notice
of such termination to the
Owners of all Receipts then
outstanding at least 30 days
prior to the date fixed in
such notice for such termina-
tion.  The Depositary may
likewise terminate the
Deposit Agreement by mailing
notice of such termination to
the Company and the Owners of
all Receipts then outstanding
if at any time 90 days shall
have expired after the
Depositary shall have
delivered to the Company a
written notice of its
election to resign and a
successor depositary shall
not have been appointed and
accepted its appointment as
provided in Section 5.04 of
the Deposit Agreement.  If
any Receipts shall remain
outstanding after the date of
termination, the Depositary
thereafter shall discontinue
the registration of transfers
of Receipts, shall suspend
the distribution of dividends
 to the Owners thereof, shall
not accept deposits of Shares
(and shall instruct each
Custodian to act
accordingly), and shall not
give any further notices or
perform any further acts
under the Deposit Agreement,
except that the Depositary
shall continue to collect
dividends and other
distributions pertaining to
Deposited Securities, shall
sell property and rights and
convert Deposited Securities
into cash as provided in the
Deposit Agreement, and shall
continue to deliver Deposited
Securities, together with any
dividends or other dis-
tributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts
surrendered to the Depositary
(after deducting, in each
case, the fee of the
Depositary for the surrender
of a Receipt, any expenses
for the account of the Owner
of such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  At
any time after the expiration
of one year from the date of
termination, the Depositary
may sell the Deposited
Securities then held under
the Deposit Agreement and may
thereunder hold uninvested
the net proceeds of any such
sale, together with any other
cash then held by it
thereunder, unsegregated and
without liability for
interest, for the pro rata
benefit of the Owners of
Receipts which have not
theretofore been surrendered,
such Owners thereupon
becoming general creditors of
the Depositary with respect
to such proceeds.  After
making such sale, the
Depositary shall be dis-
charged from all obligations
under the Deposit Agreement,
except to account for such
net proceeds and other cash
(after deducting, in each
case, the fee of the
Depositary for the surrender
of a Receipt, any expenses
for the account of the Owner
of such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges), and as
provided in the final
sentence of this Paragraph
23.  Upon the termination of
the Deposit Agreement, the
Company shall be discharged
from all obligations under
the Deposit Agreement except
for its  obligations to the
Depositary with respect to
indemnification, charges and
expenses.  The obligations
and rights of the Depositary
and Custodian under Section
5.08 or the Deposit Agreement
shall survive the termination
of the Deposit Agreement

24.	COMPLIANCE WITH UNITED
STATES SECURITIES LAWS.  Not-
withstanding any provisions
in this Receipt or the
Deposit Agreement to the
contrary, the Company and the
Depositary have each agreed
that neither of them will
exercise any rights either of
them may have under the
Deposit Agreement or the
Receipt to prevent the
withdrawal or delivery of
Deposited Securities in a
manner which would violate
the United States securities
laws, including, but not
limited to Section I A(1) of
the General Instructions to
the Form F-6 Registration
Statement, as amended from
time to time, under the Secu-
rities Act of 1933.
















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